Exh. 10-28

                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                  SUN VALLEY PHYSICIAN MANAGEMENT CORPORATION



                                  ARTICLE ONE

        Pursuant to the provisions of Article 4.07 of the Texas Business Corporation Act (the Act), Sun Valley Physician Management Corporation (the Corporation), adopts these Amended and Restated Articles of Incorporation and all amendments in effect to date and as further amended by such Amended and Restated Articles of Incorporation as hereinafter set forth and which contain no other change in any provision thereof.

                                  ARTICLE TWO

        The Articles of Incorporation of the Corporation are amended by the Amended and Restated Articles of Incorporation as follows:

                The amendments alter or change and/or renumber Articles One, Four, Six, Eight, Nine and Twelve of the original Articles of Incorporation and the full text of each provision altered is as follows:

                                  ARTICLE ONE

                The name of the corporation is APS Practice Management, Inc.

                                  ARTICLE TWO

        The name of the registered agent of the Corporation is CT Corporation System. The address of the registered office of the Corporation in the State of Texas is 811 Dallas Avenue, Houston, Texas 77002.

                                  ARTICLE FOUR

        Section 4.1 AUTHORIZED SHARES. The aggregate number of shares of all classes of stock that the Corporation shall have authority to issue is Fifty-one Million Two Hundred Twenty-Two Thousand Two Hundred and Twenty-four (51,222,224), consisting of and divided into:

                (i) One class of Fifty Million (50,000,000) shares of Common , $0.001 par value per share;

                (ii) One class of Two Hundred Twenty-two Thousand Two Hundred Two Hundred and Twenty-four (222,224) shares of Serial Founders Common Stock,
$0.001 par value per share, as may be divided into and issued in Series as hereinafter provided; and

                (iii) One class of One Million (1,000,000) shares of Serial Senior Preferred Stock, $0.001 par value per share, as may be divided into and issued in Series as hereinafter provided.

        Section 4.2 SERIAL FOUNDERS COMMON STOCK: ISSUANCE IN SERIES. The Board of Directors is authorized from time to time, acting by resolutions duly adopted by two-thirds of the full Board of Directors to divide the Serial Founders Common Stock into Series, to designate each Series, to fix and determine separately for each Series any one or more of the rights and preferences described in subsections (a) through (d) of this Section 4.2, to amend the Certificates of Designation of Rights and Preferences, if any, setting forth the relative rights and preferences of any such Series consistent with the authority to fix and determine such rights and preferences as set forth in this Section
4.2 of Article Four, and to issue shares of any Series then or previously designated, fixed and determined. Notwithstanding the foregoing, the Board of Directors may not take any action that would serve to deny, amend or limit (i) the voting rights, including but not limited to the right to vote as a class, of the Serial Founders Common Stock or (ii) the right of the holders of Serial Founders Common Stock to receive dividends or distributions, unless such changes result in rights that are identical to that of the holders of Common Stock of the Corporation, without the written consent of all of the holders of the Serial Founders Common Stock. Except as provided herein, the rights of the holders of Serial Founders Common Stock shall be the same as that of the holders of the Common Stock.

        (a) rights in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

        (b)     sinking fund provisions for the redemption or purchase of shares

        (c) the price at which, and the terms and conditions on which, shares may be redeemed;

        (d) the terms and conditions on which shares may be issued with the privilege or obligation of conversion into shares of Common Stock, but in no event shall the holders of the Serial Founders Common Stock receive less than one (1) share of Common Stock for each one (1) share of Serial Founders Common Stock so converted without the written consent of all the holders of the Serial Founders Common Stock.

Shares of Serial Founders Common Stock of a particular series that are redeemed or converted under a privilege or obligation to so redeem or convert, shall be canceled and shall cease to be part of the authorized shares of the Company.

        Section 4.3 SERIAL PREFERRED STOCK: ISSUANCE IN SERIES. The Board of Directors is authorized from time to time, acting by resolutions duly adopted by two-thirds of the full Board of Directors to divide the Serial Preferred Stock into Series, to designate each Series, to fix and determine separately for each Series any one or more of the rights and preferences described in subsections
(a) through (h) of this Section 4.3, to amend the Certificates of Designation of Rights and Preferences, if any, setting forth the relative rights and preferences of any such Series consistent with the authority to fix and determine such rights and preferences as set forth in this Section 4.3 of Article Four, and to issue shares of any Series then or previously designated, fixed and determined.

        (a) rights to receipt of dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions, from such date or dates, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock as shall be fixed by the Board of Directors;

        (b) rights in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

        (c) sinking fund provisions for the redemption or purchase of shares;

        (d) the price at which, and the terms and conditions on which, shares may be redeemed;

        (e) the terms and conditions on which shares may be issued with the privilege or obligation of conversion into or exchange for shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation at such price or prices or at such rates of exchange and with such adjustments as shall be fixed by the Board of Directors;

        (f) voting rights (including the number of votes per share, the matters on which the shares can vote and the contingencies or events that make the voting rights effective);


        (g) conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary upon the issue of any additional stock (including additional shares of such series or any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or any other acquisition by the Corporation or any subsidiary of any outstanding stock of the Corporation; and

        (h) such other preferences and relative, participating, optional and other special rights and qualifications, limitations or restrictions thereof as shall be fixed by the Board of Directors, so far as not inconsistent with the provisions of this Article Four and to the full extent now or hereinafter permitted by Texas law.

Shares of Serial Preferred Stock of a particular series that are redeemed or converted under a privilege or obligation to so redeem or convert, shall be canceled and shall cease to be part of the authorized shares of such Series, but shall be restored to the status of authorized, but unissued, shares of the Corporations Serial Preferred Stock, without designation.

        Section 4.4     COMMON STOCK.

        (a) The Common Stock is subject and subordinate to any and all of the rights, privileges, preferences and priorities of the Serial Preferred Stock of the Corporation as set forth in this Article Four. All shares of Common Stock shall be of equal rank and shall be identical in all respects. All shares of Common Stock shall be of equal rank to the shares of the Serial Founders Common Stock, except as expressly provided for herein.

        (b) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation and after the holders of Serial Preferred Stock shall have received payment for any liquidation preferences therefor, or a sum sufficient for such payment in full shall have been set aside, the remaining assets of the Corporation shall be divided and distributed among the holders of the Common Stock based on the ratio which the number of shares of Common Stock owned by each such holder bears to the aggregate number of issued and outstanding shares of Common Stock.

        (c) VOTING. Subject to any voting rights of holders of Serial Preferred Stock, the holders of shares of Common Stock shall possess full voting power in the election of directors and for all other purposes, and each holder of Common Stock shall at every meeting of the shareholders be entitled to one (1) vote for each share of Common Stock held by such holder on the record date for determining shareholders entitled to vote at such meeting.

        (d) DIVIDENDS. Subject to any prior dividend rights of the holders of the Serial Preferred Stock, the holders of Common Stock shall be entitled to receive, on a share for share basis, such dividends as may be declared from time to time by the Board of Directors.

        (e) REDEMPTION. The shares of Common Stock shall not be subject to redemption or repurchase by the Corporation except pursuant to a written agreement between the Corporation and the holder.

        Section 4.5 ISSUANCE AND SALE OF STOCK. The Board of Directors shall have the power and authority at any time and from time to time to issue, sell or otherwise dispose of any authorized and unissued shares of any class of stock of the Corporation to such persons or parties, including the holders of any class of stock, for such consideration (not less than the par value, if any, thereof) and upon such terms and conditions as the Board of Directors in its discretion may deem to be in the best interests of the Corporation.

                                  ARTICLE SIX

        Section 6.1 BALLOT. Election of directors need not be ballot unless the Bylaws of the Corporation so provide.

        Section 6.2 NO CUMULATIVE VOTING. At each election for directors of the Corporation, each shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, only the number of shares owned by them for as many persons as there are directors to be elected, and no shareholder shall ever have the right or be permitted to cumulate their votes on any basis, any and all rights of cumulative voting being hereby expressly denied.

        Section 6.3 VACANCY. So long as at least one of the directors of the Corporation continues to serve as a director of the Corporation, any vacancy on the Corporations Board of Directors, whether arising through death, resignation or removal of a director, or through an increase in the number of directors of any class, shall be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, and shall not be filled by a vote of the shareholders of the Corporation.

        Section 6.4 NUMBER. The number of directors, constituting the Board of Directors shall be fixed as specified in the Bylaws of the Corporation, but shall not be less than one (1) nor more than nine (9). No more than forty percent (40%) of the directors shall be physicians actively engaged substantially full time in the practice of medicine.

        Section 6.5 TERM AND ELECTION. Each director shall be elected to serve for one (1) year and until their successors are elected and qualified or until their earlier death, resignation, removal or retirement. Any director elected or appointed to fill a vacancy shall hold office for the remaining term. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. The Bylaws may contain any provisions regarding classification of the Corporations directors not inconsistent with the terms hereof.

        Section 6.6 REMOVAL. Any director or the entire Board of Directors of the Corporation may be removed with or without cause by the affirmative vote of the holders of a majority of the outstanding shares of stock, regardless of class.

                                 ARTICLE SEVEN

        In furtherance and not in limitation of the powers conferred by the laws of the State of Texas, but subject to the provisions of the Articles of Incorporation, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. The Bylaws of the Corporation may also be amended, altered or repealed by the affirmative vote of the holders of a majority of the outstanding shares of stock, regardless of class.

                                  ARTICLE NINE

        A former, future or current director of the Corporation shall not be personally liable to the Corporation, any of its shareholders or any other director or third party, for monetary damages for breach of fiduciary duty as a director of the Corporation, except for liability for (i) any breach of the directors duty of loyalty to the Corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or (iii) any transaction from which the director derived an improper personal benefit. It is the intent of the Corporation to exempt the persons referred to in this Article Nine from personal liability to the fullest extent permitted by law.

                The following amendments are added to the original Articles of Incorporation and the full text of each new provision is as follows:

                                 ARTICLE EIGHT

        Meetings of the shareholders may be held within or without the State of Texas, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Texas at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of Incorporation.

                                  ARTICLE TEN

        Section 10.1 Indemnification. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, or appeals therefrom, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that they are or were a director, officer, employee or agent of the Corporation, or are or were serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys fees) damages, judgments, fines, amounts paid in settlement and other liabilities actually and reasonably incurred by them in connection with such action, suit or proceeding, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which they reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

        Section 10.2 Indemnification from Corporate Proceedings. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that they are or were a director, officer, employee or agent of the Corporation, or are or were serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership joint venture, trust or other enterprise, against expenses (including attorneys fees) actually and reasonably incurred by them in connection with the defense or settlement of such action or suit if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses such court shall deem proper.

        Section 10.3 MANDATORY INDEMNIFICATION. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 10.1 and 10.2 of this Article Ten, or in defense of any claim, issue or matter therein, they shall be indemnified against expenses (including attorneys fees) actually and reasonably incurred by them in connection therewith. In the event a determination is made under Section 10.4 that a director, officer, employee or agent of the Corporation has met the applicable standard of conduct as to some matters, but no such determination has been made as to others, the amount to be indemnified may be reasonably prorated.

        Section 10.4 DETERMINATION OF INDEMNIFICATION. Any indemnification under Sections 10.1 and 10.2 of this Article Ten (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because they have met the applicable standard of conduct set forth in Sections 10.1 and 10.2 of this Article Ten. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even, if obtainable, a quorum of two or more disinterested directors so directs, by independent legal counsel (selected in accordance with subsection (i)) in a written opinion or
(iii) by a majority vote of the shareholders.

        Section 10.5 EXPENSES. Expenses incurred in defending a civil action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding within thirty (30) days of receipt of (i) a written affirmation by such director, officer, employee or agent of his good faith belief that he has met the standard of conduct necessary for indemnification by the Corporation set forth in this Article Ten and (ii) a written undertaking by or on behalf of the director, officer, employee or agent incurring such expense to repay such amount if it shall ultimately be determined that they are not entitled to be indemnified by the Corporation as authorized in this Article Ten.

        Article 10.6 CUMULATIVE RIGHTS. The indemnification and advancement of expenses provided by, or granted pursuant to, the other Sections of this Article Ten shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

        Article 10.7 INSURANCE. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against them and incurred by them in any such capacity, or arising out of their status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article Ten.

        Article 10.8 CONSTITUENT CORPORATIONS. For purposes of this Article Ten, references to the Corporation shall include, in addition to the resulting Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article Ten with respect to the resulting or surviving corporation as they would have with respect to such constituent corporation if its separate existence had continued.

        Section 10.9 CERTAIN DEFINITIONS. For purposes of this Article Ten, references to other enterprises shall include employee benefit plans; references to fines shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to serving at the request of the Corporation shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner not opposed to the best interests of the Corporation as referred to in this Article Ten.

        Section 10.10 HEIRS, ETC. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article Ten shall unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

        Section 10.11 SEVERABILITY. The exemption from personal liability and indemnification provided in this Article Ten shall be subject to all valid and applicable laws, and, in the event this Article Ten or any of the provisions hereof or the exemption from personal liability of the indemnification contemplated hereby are found to be inconsistent with or contrary to any such valid laws, the latter shall be deemed to control and this Article Ten shall be regarded as modified accordingly, and, as so modified, to continue in full force and effect.

                                 ARTICLE ELEVEN

        Except as may be otherwise provided in the Act, or other applicable Texas law, no contract, act or transaction of the Corporation with any person, persons, firm, trust, association or any other corporation shall be affected or invalidated by the fact that any director, officer or shareholder of this
Corporation is a party to , or is interested in, such contract, act or transaction, or in any way connected with any such person, persons, firm, trust or association, or is a director, officer or shareholder of or otherwise interested in, any such other corporation, nor shall any duty to pay damages on account of this Corporation be imposed upon such director, officer or shareholder of this Corporation solely by reason of such fact, regardless of whether the vote, action or presence of any such director, officer or shareholder may be, or may have been, necessary to obligate this Corporation on, or in connection with such contract, act or transaction, provided that if such vote, action or presence is, or shall have been necessary, such interest or connection (other than an interest solely as a non-controlling shareholder of any such other corporation) shall have been known by or disclosed to the Board of Directors of this Corporation.

                                 ARTICLE TWELVE

        The Corporation reserves the right to amend, alter, change or repeal any provision, save and except for Sections 4.2 and 6.4 of these Articles of
Incorporation, contained in these Articles of Incorporation. The Corporation may amend, alter, change or repeal Sections 4.2 or 6.4 of these Articles of Incorporation with the affirmative vote or written consent of the holders of at least two-thirds (2/3) of the outstanding shares of each class of stock, voting on a class basis.

                                 ARTICLE THREE

        Each such amendment made by the Amended and Restated Articles of Incorporation has been effected in conformity with the provisions of the Act (the Act) and such Amended and Restated Articles of Incorporation and each such amendment made by the Amended and Restated Articles of Incorporation were duly adopted by the shareholders of the Corporation on the 1st day of August, 1997.

                                  ARTICLE FOUR

        The 1,000 shares of $1.00 par value common stock outstanding immediately prior to this amendment will be canceled immediately after the filing of this amendment in exchange for all 222,224 shares of the $0.001 par value per share Serial Founders Common Stock authorized hereby. No additional consideration will be given or received in connection with such exchange. Accordingly, a reduction in stated capital from $1,000 to $222.22 will be necessary, which will be effected by a transfer of $777.78 from stated capital to additional paid in capital on the books of the Corporation.

                                  ARTICLE FIVE

        The number of shares outstanding was one thousand (1,000), and the number of shares entitled to vote on the Amended and Restated Articles of Incorporation as so amended was one thousand (1,000). All of the shareholders have signed a written consent to the adoption of such Amended and Restated Articles of Incorporation as so amended pursuant to Article 9.10 of the Act and any written notice required by Article 9.10 of the Act has been given.

                                  ARTICLE SIX

        The Articles of Incorporation and all amendments and supplements thereto are hereby superseded by the following Amended and Restated Articles of Incorporation which accurately copy the entire text thereof and as amended as set forth above:

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION


                                  ARTICLE ONE

        The name of the Corporation is APS Practice Management, Inc.

                                  ARTICLE TWO

The name of the registered agent of the Corporation is CT Corporation System. The address of the registered office of the Corporation in the State of Texas is 811 Dallas Avenue, Houston, Texas 77002.

                                 ARTICLE THREE

The purpose of the Corporation is to buy, sell and deal in personal property, real property and services and any other activities for which corporations may be organized under the Act. No shareholder or other person shall have any preemptive rights whatsoever.

                                  ARTICLE FOUR

Section 4.1 AUTHORIZED SHARES. The aggregate number of shares of all classes of stock that the Corporation shall have authority to issue is Fifty-one Million Two Hundred Twenty-Two Thousand Two Hundred and Twenty-four (51,222,224), consisting of and divided into:

                (i) One class of Fifty Million (50,000,000) shares of Common, $0.001 par value per share;

                (ii) One class of Two Hundred Twenty-two Thousand Two Hundred Two Hundred and Twenty-four (222,224) shares of Serial Founders Common Stock, $0.001 par value per share, as may be divided into and issued in Series as hereinafter provided; and

                (iii) One class of One Million (1,000,000) shares of Serial Senior Preferred Stock, $0.001 par value per share, as may be divided into and issued in Series as hereinafter provided.

        Section 4.2 SERIAL FOUNDERS COMMON STOCK: Issuance in Series. The Board of Directors is authorized from time to time, acting by resolutions duly adopted by two-thirds of the full Board of Directors to divide the Serial Founders Common Stock into Series, to designate each Series, to fix and determine separately for each Series any one or more of the rights and preferences described in subsections (a) through (d) of this Section 4.2, to amend the Certificates of Designation of Rights and Preferences, if any, setting forth the relative rights and preferences of any such Series consistent with the authority to fix and determine such rights and preferences as set forth in this Section
4.2 of Article Four, and to issue shares of any Series then or previously designated, fixed and determined. Notwithstanding the foregoing, the Board of Directors may not take any action that would serve to deny, amend or limit (i) the voting rights, including but not limited to the right to vote as a class, of the Serial Founders Common Stock or (ii) the right of the holders of Serial Founders Common Stock to receive dividends or distributions, unless such changes result in rights that are identical to that of the holders of Common Stock of the Corporation, without the written consent of all of the holders of the Serial Founders Common Stock. Except as provided herein, the rights of the holders of Serial Founders Common Stock shall be the same as that of the holders of the Common Stock.

        (a) rights in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

        (b) sinking fund provisions for the redemption or purchase of shares;

        (c) the price at which, and the terms and conditions on which, shares may be redeemed;

        (d) the terms and conditions on which shares may be issued with the privilege or obligation of conversion into shares of Common Stock, but in no event shall the holders of the Serial Founders Common Stock receive less than one (1) share of Common Stock for each one (1) share of Serial Founders Common Stock so converted without the written consent of all the holders of the Serial Founders Common Stock.

Shares of Serial Founders Common Stock of a particular series that are redeemed or converted under a privilege or obligation to so redeem or convert, shall be canceled and shall cease to be part of the authorized shares of the Company.

        Section 4.3 SERIAL PREFERRED STOCK: Issuance in Series. The Board of Directors is authorized from time to time, acting by resolutions duly adopted by two-thirds of the full Board of Directors to divide the Serial Preferred Stock into Series, to designate each Series, to fix and determine separately for each Series any one or more of the rights and preferences described in subsections
(a) through (h) of this Section 4.3, to amend the Certificates of Designation of Rights and Preferences, if any, setting forth the relative rights and preferences of any such Series consistent with the authority to fix and determine such rights and preferences as set forth in this Section 4.3 of Article Four, and to issue shares of any Series then or previously designated, fixed and determined.

        (a) rights to receipt of dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions, from such date or dates, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock as shall be fixed by the Board of Directors;

        (b) rights in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

        (c) sinking fund provisions for the redemption or purchase of shares;

        (d) the price at which, and the terms and conditions on which, shares may be redeemed;

        (e) the terms and conditions on which shares may be issued with the privilege or obligation of conversion into or exchange for shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation at such price or prices or at such rates of exchange and with such adjustments as shall be fixed by the Board of Directors;

        (f) voting rights (including the number of votes per share, the matters on which the shares can vote and the contingencies or events that make the voting rights effective);

        (g) conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary upon the issue of any additional stock (including additional shares of such series or any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or any other acquisition by the Corporation or any subsidiary of any outstanding stock of the Corporation; and

        (h) such other preferences and relative, participating, optional and other special rights and qualifications, limitations or restrictions thereof as shall be fixed by the Board of Directors, so far as not inconsistent with the provisions of this Article Four and to the full extent now or hereinafter permitted by Texas law.

Shares of Serial Preferred Stock of a particular series that are redeemed or converted under a privilege or obligation to so redeem or convert, shall be canceled and shall cease to be part of the authorized shares of such Series, but shall be restored to the status of authorized, but unissued, shares of the Corporations Serial Preferred Stock, without designation.

        Section 4.4     COMMON STOCK.

        (a) The Common Stock is subject and subordinate to any and all of the rights, privileges, preferences and priorities of the Serial Preferred Stock of the Corporation as set forth in this Article Four. All shares of Common Stock shall be of equal rank and shall be identical in all respects. All shares of Common Stock shall be of equal rank to the shares of the Serial Founders Common Stock, except as expressly provided for herein.

        (b) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation and after the holders of Serial Preferred Stock shall have received payment for any liquidation preferences therefor, or a sum sufficient for such payment in full shall have been set aside, the remaining assets of the Corporation shall be divided and distributed among the holders of the Common Stock based on the ratio which the number of shares of Common Stock owned by each such holder bears to the aggregate number of issued and outstanding shares of Common Stock.

        (c) VOTING. Subject to any voting rights of holders of Serial Preferred Stock, the holders of shares of Common Stock shall possess full voting power in the election of directors and for all other purposes, and each holder of Common Stock shall at every meeting of the shareholders be entitled to one (1) vote for each share of Common Stock held by such holder on the record date for determining shareholders entitled to vote at such meeting.

        (d) DIVIDENDS. Subject to any prior dividend rights of the holders of the Serial Preferred Stock, the holders of Common Stock shall be entitled to receive, on a share for share basis, such dividends as may be declared from time to time by the Board of Directors.

        (e) REDEMPTION. The shares of Common Stock shall not be subject to redemption or repurchase by the Corporation except pursuant to a written agreement between the Corporation and the holder.

        Section 4.5 ISSUANCE AND SALE OF STOCK. The Board of Directors shall have the power and authority at any time and from time to time to issue, sell or otherwise dispose of any authorized and unissued shares of any class of stock of the Corporation to such persons or parties, including the holders of any class of stock, for such consideration (not less than the par value, if any, thereof) and upon such terms and conditions as the Board of Directors in its discretion may deem to be in the best interests of the Corporation.

                                  ARTICLE FIVE

        The Corporation shall have perpetual existence.

                                  ARTICLE SIX

        Section 6.1 BALLOT. Election of directors need not be ballot unless the Bylaws of the Corporation so provide.

        Section 6.2 NO CUMULATIVE VOTING. At each election for directors of the Corporation, each shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, only the number of shares owned by them for as many persons as there are directors to be elected, and no shareholder shall ever have the right or be permitted to cumulate their votes on any basis, any and all rights of cumulative voting being hereby expressly denied.

        Section 6.3 VACANCY. So long as at least one of the directors of the Corporation continues to serve as a director of the Corporation, any vacancy on the Corporations Board of Directors, whether arising through death, resignation or removal of a director, or through an increase in the number of directors of any class, shall be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director, and shall not be filled by a vote of the shareholders of the Corporation.

        Section 6.4 NUMBER. The number of directors, constituting the Board of Directors shall be fixed as specified in the Bylaws of the Corporation, but shall not be less than one (1) nor more than nine (9). No more than forty percent (40%) of the directors shall be physicians actively engaged substantially full time in the practice of medicine.

        Section 6.5 TERM AND ELECTION. Each director shall be elected to serve for one (1) year and until their successors are elected and qualified or until their earlier death, resignation, removal or retirement. Any director elected or appointed to fill a vacancy shall hold office for the remaining term. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. The Bylaws may contain any provisions regarding classification of the Corporations directors not inconsistent with the terms hereof.

        Section 6.6 REMOVAL. Any director or the entire Board of Directors of the Corporation may be removed with or without cause by the affirmative vote of the holders of a majority of the outstanding shares of stock, regardless of class.

                                 ARTICLE SEVEN

        In furtherance and not in limitation of the powers conferred by the laws of the State of Texas, but subject to the provisions of the Articles of Incorporation, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation. The Bylaws of the Corporation may also be amended, altered or repealed by the affirmative vote of the holders of a majority of the outstanding shares of stock, regardless of class.

                                 ARTICLE EIGHT

     Meetings of the shareholders may be held within or without the State of Texas, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept outside the State of Texas at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                  ARTICLE NINE

        A former, future or current director of the Corporation shall not be personally liable to the Corporation, any of its shareholders or any other director or third party, for monetary damages for breach of fiduciary duty as a director of the Corporation, except for liability for (i) any breach of the directors duty of loyalty to the Corporation or its shareholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or (iii) any transaction from which the director derived an improper personal benefit. It is the intent of the Corporation to exempt the persons referred to in this Article Nine from personal liability to the fullest extent permitted by law.

                                  ARTICLE TEN

        Section 10.1 INDEMNIFICATION. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, or appeals therefrom, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that they are or were a director, officer, employee or agent of the Corporation, or are or were serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys fees) damages, judgments, fines, amounts paid in settlement and other liabilities actually and reasonably incurred by them in connection with such action, suit or proceeding, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which they reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

        Section 10.2 INDEMNIFICATION FROM CORPORATE PROCEEDINGS. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that they are or were a director, officer, employee or agent of the Corporation, or are or were serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership joint venture, trust or other enterprise, against expenses (including attorneys fees) actually and reasonably incurred by them in connection with the defense or settlement of such action or suit if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses such court shall deem proper.

        Section 10.3 MANDATORY INDEMNIFICATION. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 10.1 and 10.2 of this Article Ten, or in defense of any claim, issue or matter therein, they shall be indemnified against expenses (including attorneys fees) actually and reasonably incurred by them in connection therewith. In the event a determination is made under Section 10.4 that a director, officer, employee or agent of the Corporation has met the applicable standard of conduct as to some matters, but no such determination has been made as to others, the amount to be indemnified may be reasonably prorated.

        Section 10.4 DETERMINATION OF INDEMNIFICATION. Any indemnification under Sections 10.1 and 10.2 of this Article Ten (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because they have met the applicable standard of conduct set forth in Sections 10.1 and 10.2 of this Article Ten. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even, if obtainable, a quorum of two or more disinterested directors so directs, by independent legal counsel (selected in accordance with subsection (i)) in a written opinion or
(iii) by a majority vote of the shareholders.

        Section 10.5 EXPENSES. Expenses incurred in defending a civil action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding within thirty (30) days of receipt of (i) a written affirmation by such director, officer, employee or agent of his good faith belief that he has met the standard of conduct necessary for indemnification by the Corporation set forth in this Article Ten and (ii) a written undertaking by or on behalf of the director, officer, employee or agent incurring such expense to repay such amount if it shall ultimately be determined that they are not entitled to be indemnified by the Corporation as authorized in this Article Ten.

        Article 10.6 CUMULATIVE RIGHTS. The indemnification and advancement of expenses provided by, or granted pursuant to, the other Sections of this Article Ten shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any Bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

        Article 10.7 INSURANCE. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against them and incurred by them in any such capacity, or arising out of their status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article Ten.

        Article 10.8 CONSTITUENT CORPORATIONS. For purposes of this Article Ten, references to the Corporation shall include, in addition to the resulting Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article Ten with respect to the resulting or surviving corporation as they would have with respect to such constituent corporation if its separate existence had continued.

        Section 10.9 CERTAIN DEFINITIONS. For purposes of this Article Ten, references to other enterprises shall include employee benefit plans; references to fines shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to serving at the request of the Corporation shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner not opposed to the best interests of the Corporation as referred to in this Article Ten.

        Section 10.10 HEIRS, ETC. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article Ten shall unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

        Section 10.11 SEVERABILITY. The exemption from personal liability and indemnification provided in this Article Ten shall be subject to all valid and applicable laws, and, in the event this Article Ten or any of the provisions hereof or the exemption from personal liability of the indemnification contemplated hereby are found to be inconsistent with or contrary to any such valid laws, the latter shall be deemed to control and this Article Ten shall be regarded as modified accordingly, and, as so modified, to continue in full force and effect.

                                 ARTICLE ELEVEN

        Except as may be otherwise provided in the Act, or other applicable Texas law, no contract, act or transaction of the Corporation with any person, persons, firm, trust, association or any other corporation shall be affected or invalidated by the fact that any director, officer or shareholder of this
Corporation is a party to , or is interested in, such contract, act or transaction, or in any way connected with any such person, persons, firm, trust or association, or is a director, officer or shareholder of or otherwise interested in, any such other corporation, nor shall any duty to pay damages on account of this Corporation be imposed upon such director, officer or shareholder of this Corporation solely by reason of such fact, regardless of whether the vote, action or presence of any such director, officer or shareholder may be, or may have been, necessary to obligate this Corporation on, or in connection with such contract, act or transaction, provided that if such vote, action or presence is, or shall have been necessary, such interest or connection (other than an interest solely as a non-controlling shareholder of any such other corporation) shall have been known by or disclosed to the Board of Directors of this Corporation.

                                 ARTICLE TWELVE

        The Corporation reserves the right to amend, alter, change or repeal any provision, save and except for Sections 4.2 and 6.4 of these Articles of Incorporation, contained in these Articles of Incorporation. The Corporation may amend, alter, change or repeal Sections 4.2 or 6.4 of these Articles of Incorporation with the affirmative vote or written consent of the holders of at least two-thirds (2/3) of the outstanding shares of each class of stock, voting on a class basis.

        IN WITNESS WHEREOF, these Amended and Restated Articles of Incorporation have been executed effective as of the 1st day of August, 1997.


                              SUN VALLEY PHYSICIAN
                             MANAGEMENT CORPORATION



        By:     /s/ John R. Hedrick
                -------------------
                John R. Hedrick, Vice President